                                 RBC FUNDS, INC.

                        SUPPLEMENT DATED NOVEMBER 5, 2002
             TO PROSPECTUS FOR CLASS I SHARES DATED AUGUST 30, 2002

At a meeting held November 4, 2002, the Board of Directors of RBC Funds, Inc. ("Funds") determined to terminate the Funds' existing investment advisory agreement ("Current Agreement") with Glenwood Capital Management ("Glenwood") and to enter into a new investment advisory ("New Agreement") with Voyageur Asset Management Inc. ("Voyageur"), subject to approval, as to each Fund, by shareholders of that Fund. Voyageur, like Glenwood, is a subsidiary of Royal Bank of Canada. The New Agreement would not change the rate of advisory fees paid by the Funds or make any changes in the Funds' investment policies or objectives. Shareholders of record of the Funds as of November 13, 2002 will be asked to vote on this change, as well as to re-elect the Funds' directors and to approve the Funds' independent auditors.

                                 RBC FUNDS, INC.

                        SUPPLEMENT DATED NOVEMBER 5, 2002
       TO PROSPECTUS FOR CLASS A AND CLASS B SHARES DATED AUGUST 30, 2002

At a meeting held November 4, 2002, the Board of Directors of RBC Funds, Inc. ("Funds") determined to terminate the Funds' existing investment advisory agreement ("Current Agreement") with Glenwood Capital Management ("Glenwood") and to enter into a new investment advisory ("New Agreement") with Voyageur Asset Management Inc. ("Voyageur"), subject to approval, as to each Fund, by shareholders of that Fund. Voyageur, like Glenwood, is a subsidiary of Royal Bank of Canada. The New Agreement would not change the rate of advisory fees paid by the Funds or make any changes in the Funds' investment policies or objectives. Shareholders of record of the Funds as of November 13, 2002 will be asked to vote on this change, as well as to re-elect the Funds' directors and to approve the Funds' independent auditors.